UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2019 (May 24, 2019)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
The registrant’s common shares began trading on the New York Stock Exchange on August 15, 2013 under the symbol “TPRE”.

Item 1.01	Entry into a Material Definitive Agreement.
On May 24, 2019, Third Point Reinsurance Company Ltd. ("Third Point Re BDA") and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”) (collectively, “TPRE” or the “Company”) entered into the Amended and Restated Collateral Assets Investment Management Agreement with Third Point LLC (the “Amended Collateral Assets IMA”), effective May 24, 2019, pursuant to which Third Point LLC will serve as investment manager of certain investment assets withdrawn from Third Point Enhanced LP (the "TP Fund"). The Amended Collateral Assets IMA will continue in effect thereafter so long as either Third Point Re BDA or Third Point Re USA remains a limited partner of the Second Amended and Restated Exempted Limited Partnership Agreement of TP Fund.
The Amended Collateral Assets IMA includes provisions limiting liability of Third Point LLC and its affiliates to specified circumstances and providing for indemnification by Third Point Re BDA and Third Point Re USA for certain losses incurred by Third Point LLC and its affiliates.
Third Point Re BDA and Third Point Re USA will be responsible for any and all third party expenses incurred by them or on their behalf that are directly attributable to the management of the withdrawn assets, other than those borne by Third Point LLC. No asset-based or performance-based compensation will be paid to Third Point LLC by Third Point Re BDA or Third Point Re USA under the Amended Collateral Assets IMA.
Upon three business days’ prior written notice, Third Point Re BDA and Third Point Re USA may withdraw all or a portion of the assets managed under the Amended Collateral Assets IMA effective as of any calendar month end or on the close of business on each Wednesday during a month.
A copy of the Amended Collateral Assets IMA is furnished herewith as Exhibit 10.39 and incorporated by reference herein. The foregoing description of the Amended Collateral Assets IMA does not purport to be complete and is qualified in its entirety by reference to the full text of such document.
The Company entered into the Amended Collateral Assets IMA to provide for Third Point LLC's management of a substantial portion of the Company's assets that are being reallocated from the TP Fund into fixed income strategies.  The Company initially reallocated $350 million and expects to reallocate additional amounts from the TP Fund to fixed income strategies over the next few months.
This realignment of the Company’s investment strategy is being driven by several factors, including the following:

•
An increasing underwriting risk profile including writing property catastrophe business, beginning on January 1, 2019, that requires additional risk capital to support these underwriting activities which the Company believes will, taken together with other actions, improve its underwriting results over time;

•
The need for greater liquidity to pay potential claims also as a result of the changing underwriting risk profile of the Company, which now exposes us to natural catastrophe and other loss events where there could be a need to pay claims to our clients on short notice; and

•	To ensure the Company maintains the highest level of balance sheet strength in light of recent actions taken by AM Best.
Safe Harbor Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this Current Report on Form 8-K is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Current Report on Form 8-K. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe”, "could", "ensure" or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.39	Amended and Restated Collateral Assets Investment Management Agreement dated May 24, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019	/s/ Christopher S. Coleman
	Name:	Christopher S. Coleman
	Title:	Chief Financial Officer